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                                                                   EXHIBIT 10.50

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT to Amended and Restated Credit Agreement (this "Amendment") is entered into as of the 31st day of December, 2002, by and among
(a) Dominion Homes, Inc. (the "Company"), (b) the institutions from time to time party to the Credit Agreement (as defined below) as lenders (individually, a "Lender" and collectively, the "Lenders"), and (c) The Huntington National Bank ("Huntington") as issuing bank and as a Lender, and Huntington in its separate capacity as administrative agent for the Lenders and the issuing bank (with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

         A. As of December 31, 2001, the Company, the Lenders, the Administrative Agent, and Huntington, in its capacity as issuing bank, executed a certain Amended and Restated Credit Agreement, which was amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of June 10, 2002, and by a certain Consent Agreement dated as of August 29, 2002 (as so amended, and as amended, modified and supplemented from time to time, collectively the "Credit Agreement"), setting forth the terms of certain extensions of credit to the Company; and

         B. As of December 31, 2001, the Company executed and delivered to the Administrative Agent, inter alia, revolving credit notes in favor of the Lenders, in the original aggregate principal sum of One Hundred Seventy Five Million Dollars ($175,000,000) and a swing note in favor of Huntington in the principal sum of $10,000,000, (hereinafter collectively, the "Notes"); and

         C. In connection with the Credit Agreement and the Notes, the Company and certain of its Subsidiaries executed and delivered to the Administrative Agent a standby letter of credit reimbursement agreement, guaranty agreements, certain other loan documents, consents, agreements, and instruments in connection with the indebtedness referred to in the Credit Agreement (all of the foregoing, together with the Notes and the Credit Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

         D. The Company has requested that the Required Lenders and the Administrative Agent amend and modify certain terms and covenants in the Credit Agreement, and the Required Lenders and the Administrative Agent are willing to do so upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

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     2.   Section 8.5, "Indebtedness," of the Credit Agreement is hereby amended to recite in its entirely as follows:

          8.5  Indebtedness.

               Neither the Company nor any of the Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than Contingent Obligations permitted by Section 8.6 below), except for (a) the Revolving Credit Obligations; (b) up to the aggregate sum of $10,000,000 outstanding at any time in (i) secured nonrecourse Indebtedness, and (ii) capital lease or purchase money Indebtedness incurred to finance the acquisition of capital assets, provided that such Indebtedness (A) has a scheduled maturity and is not due on demand, (B) is secured only by the property being purchased and does not exceed the purchase price thereof, and (C) does not exceed the aggregate sum of $5,000,000 outstanding at any time, in connection with the Company's or any Restricted Subsidiaries' business; (c) additional nonrecourse Indebtedness to sellers of real estate not to exceed the purchase price of such real estate incurred in connection with the purchase of such real estate in an aggregate sum up to $5,000,000 outstanding at any time (which Indebtedness shall be termed the "Excess Permitted Nonrecourse Borrowings" if and to the extent that the Company's and its Subsidiaries' Indebtedness pursuant to clauses (b) and (c) of this paragraph exceeds the aggregate sum of $10,000,000 outstanding at any time); (d) unsecured indebtedness subordinated to the Revolving Credit Commitments, which shall be subordinated in a manner satisfactory to the Administrative Agent; (e) Indebtedness evidenced by interest rate agreements in respect of interest rate, swap, collar, cap or similar agreements pursuant to which the Company hedges its actual interest rate exposure pursuant to the terms of this Agreement; and (f) intercompany Indebtedness incurred by any Restricted Subsidiary to (i) the Company or to (ii) any Restricted Subsidiary wholly owning such Restricted Subsidiary; provided, however, that such Indebtedness constitutes an Investment permitted by Section 8.11 of this Agreement and does not cause the Company and its Subsidiaries to exceed the Maximum New Market Investment Amount.

     3. Section 8.7, "Operating Lease Rentals," of the Credit Agreement is hereby amended to recite in its entirely as follows:

          8.7  Operating Lease Rentals.

               The Company will not, nor will it permit any Subsidiary to, enter into any operating leases (including without limitation leases of Model

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          Homes), except to the extent that the aggregate consolidated annual rentals for all operating leases of the Company and its Subsidiaries do not exceed the sum of $5,000,000.

     4. Section 8.13, "Tangible Net Worth," of the Credit Agreement is hereby amended to recite in its entirely as follows:

          8.13 Tangible Net Worth.

               At all times, the Company shall maintain a Consolidated Tangible Net Worth of not less than the sum of (i) $110,000,000, plus (ii) beginning December 31, 2003, calculated separately for each fiscal year ending on and after such date, 75% of the Company's Consolidated Net Income after taxes in each fiscal year which the Company's Consolidated Net Income after taxes is positive.

     5. Section 8.14 "Leverage Ratio," of the Credit Agreement is hereby amended to recite in its entirely as follows:


          8.14 Leverage Ratio.

               The Company and its consolidated Subsidiaries at all times shall maintain a Leverage Ratio of not greater than 2.25 to 1.00.

     6. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of December 31, 2002, upon satisfaction of all of the following conditions precedent:

     (a) The Administrative Agent shall have received nine duly executed copies of this Amendment, and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel; and

     (b) The representations contained in the immediately following paragraph shall be true and accurate.

     7. Representations. The Company represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Company in the Credit Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Company has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Credit Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or a Potential Default.

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     8.   Amendment to Credit Agreement. (a) Upon the effectiveness of this
Amendment, each reference in the Credit Agreement to "Credit Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders and the Administrative Agent may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders or the Administrative Agent under or of any other term or provisions of the Credit Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders and the Administrative Agent, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Company ratifies and confirms each term, provision, condition and covenant set forth in the Credit Agreement and the Loan Documents and acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

     9. Authority. The Company hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation or code of regulations of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

     10. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

     11. Costs and Expenses. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent's counsel with respect thereto.

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     12. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

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                  IN WITNESS WHEREOF, the Company, the Lenders and the
Administrative Agent have hereunto set their hands as of the date first set forth above.

                           COMPANY:

                           DOMINION HOMES, INC.

                           By:   /s/ Peter J. O'Hanlon
                              ------------------------------------------------

                           Its:  Senior Vice President/Chief Financial Officer
                               -----------------------------------------------


                           ADMINISTRATIVE AGENT:

                           THE HUNTINGTON NATIONAL BANK

                           By:   /s/ William R. Remias
                              ------------------------------------------------

                           Its:  Vice President
                               -----------------------------------------------


                           LENDERS:

                           THE HUNTINGTON NATIONAL BANK,
                           as Lender and Issuing Bank

                           By:   /s/ William R. Remias
                              ------------------------------------------------

                           Its:  Vice President
                               -----------------------------------------------


                           BANK ONE, NATIONAL ASSOCIATION

                           By:   /s/ David A. DeVictor
                              ------------------------------------------------

                           Its:  Vice President
                               -----------------------------------------------

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                                       KEYBANK NATIONAL ASSOCIATION

                                       By:  /s/ Robert L. Zelina
                                          --------------------------------------

                                       Its: Vice President
                                           -------------------------------------


                                       NATIONAL CITY BANK

                                       By:  /s/ Steven A. Smith
                                          --------------------------------------

                                       Its: Senior Vice President
                                           -------------------------------------


                                       COMERICA BANK

                                       By:  /s/ Charles L. Weddell
                                          --------------------------------------

                                       Its: Vice President
                                           -------------------------------------


                                       U.S. BANK N.A. fka Firstar Bank, N.A.

                                       By:  /s/ Dean Vandewater
                                          --------------------------------------

                                       Its: Assistant Vice President
                                           -------------------------------------


                                       THE PROVIDENT BANK

                                       By:  /s/ Stephen S. Brooks
                                          --------------------------------------

                                       Its: Senior Vice President
                                           -------------------------------------


                                       FIFTH THIRD BANK (CENTRAL OHIO)

                                       By:  /s/ John K. Beardslee
                                          --------------------------------------

                                       Its: Vice President
                                           -------------------------------------

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                              CONSENT OF GUARANTORS

     Each of the undersigned, being a guarantor of the Company's indebtedness to the Agent and the Lenders pursuant to certain guaranty agreements in favor of the Agent with the Bank, hereby consents and agrees to be bound by the terms, conditions and execution of the above Amendment and hereby further agrees that its obligations shall be continuing as provided in said guaranty agreements and said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

                                  DOMINION HOMES OF KENTUCKY, LTD.
                                  By:  Dominion Homes of Kentucky GP, LLC,
                                       its general partner

                                  By:   /s/ Peter J. O'Hanlon
                                       -----------------------------------------

                                  Its:  Vice President/Treasurer
                                       -----------------------------------------


                                  DOMINION HOMES OF KENTUCKY GP, LLC

                                  By:   /s/ Peter J. O'Hanlon
                                       -----------------------------------------

                                  Its:  Vice President/Treasurer
                                       -----------------------------------------


                                  ALLIANCE TITLE AGENCY OF KENTUCKY, LLC

                                  By:   /s/ Peter J. O'Hanlon
                                       -----------------------------------------

                                  Its:  Vice President/Treasurer
                                       -----------------------------------------


                                  RESOLUTION PROPERTY COMPANY, LLC

                                  By:   /s/ Peter J. O'Hanlon
                                       -----------------------------------------

                                  Its:  President
                                       -----------------------------------------


                                  DOMINION HOMES REALTY, LLC

                                  By:   /s/ Peter J. O'Hanlon
                                       -----------------------------------------

                                  Its:  Vice President/Treasurer
                                       -----------------------------------------

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